                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 15, 2005

                                 LANTRONIX, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    001-16027                  33-0362767
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                15353 BARRANCA PARKWAY, IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As of February 15, 2005, Lantronix, Inc. (the "Company") entered into an amendment to its Loan and Security Agreement, dated as of January 7, 2002, with Silicon Valley Bank (the "Loan Agreement"). A copy of the Loan Agreement is included as Exhibit 10.16 hereto. The amendment is entitled "Amendment to Loan Documents". Pursuant to the amendment the required deposit amount under the Loan and Security Agreement is reduced to the greater of (a) $3,000,000 or (b) the lower of (i) 125% of the aggregate amount of advances and other credit extensions then outstanding and (ii) $5,000,000. A copy of the Amendment to Loan Documents is included as Exhibit 10.17 hereto.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

10.16 Loan and Security Agreement between registrant and Silicon Valley Bank incorporated by reference Exhibit 10.3 to the Form 10-Q filed by Lantronix, Inc. on February 14, 2002

10.17 Amendment to Loan Documents between Lantronix, Inc. and Silicon Valley Bank dated as of February 15, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2005

                                                 LANTRONIX, INC.,
                                                 a Delaware corporation


                                                 By:  /S/ JAMES W. KERRIGAN
                                                      -------------------------
                                                      James W. Kerrigan
                                                      Chief Financial Officer


                                  Exhibit Index


10.16 Loan and Security Agreement between registrant and Silicon Valley Bank incorporated by reference Exhibit 10.3 to the Form 10-Q filed by Lantronix, Inc. on February 14, 2002

10.17 Amendment to Loan Documents between Lantronix, Inc. and Silicon Valley Bank dated as of February 15, 2005